EXHIBIT 99.3

                                   EXHIBIT B-1
                                       to
                  Second Amended and Restated Credit Agreement
                          dated as of December __, 2002

                             FORM OF PROMISSORY NOTE

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$________________                                             New York, New York
                                                                     _____, 2002

         For value received, Reckson Operating Partnership, L.P., a Delaware limited partnership (the "BORROWER"), promises to pay to the order of _____________________________ (the "LENDER") the unpaid principal amount of each Loan made by the Lender to the Borrower pursuant to the Credit Agreement referred to below on the Revolving Credit Termination Date (as such term is defined in the Credit Agreement) or on such other dates as may be specified in the Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of each such Loan on the dates and at the rate or rates provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in federal or other immediately available funds at the office of the Administrative Agent (as such term is defined in the Credit Agreement).

         All Loans made by the Lender, the respective types and maturities thereof and all repayments of the principal thereof shall be recorded by the Lender and, if the Lender so elects in connection with any transfer or enforcement hereof, appropriate notations to evidence the foregoing information with respect to each such Loan then outstanding may be endorsed by the Lender on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Lender to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

         This note is one of the Notes referred to in the Second Amended and Restated Credit Agreement, dated as of December __, 2002, among the Borrower, the institutions from time to time party thereto, JPMorgan Chase Bank, as Administrative Agent, the other Agents party thereto, and J.P. Morgan Securities Inc. and Salomon Smith Barney Inc., as co-lead arrangers and joint bookrunners (as the same may be amended, supplemented, restated, or otherwise modified from time to time, the "CREDIT AGREEMENT"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement

                                     B-1.2


for provisions for the prepayment hereof, the acceleration of the maturity hereof upon the happening of certain events and certain waivers by the Borrower.

         THIS NOTE SHALL BE INTERPRETED, AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED, IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

                                        BORROWER:

                                        RECKSON OPERATING
                                        PARTNERSHIP, L.P., a Delaware
                                        limited partnership

                                        By: RECKSON ASSOCIATES
                                            REALTY CORP., a Maryland
                                            corporation, its general partner

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                         LOANS AND PAYMENTS OF PRINCIPAL

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                                          Amount of
              Amount of      Type of      Principal      Maturity     Notation
Date             Loan         Loan         Repaid          Date        Made By
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